SMITHTOWN BANCORP

Dedicated. To You.

ANNUAL MEETING OF SHAREHOLDERS

Smithtown Sheraton

May 7, 2009

Smithtown Bancorp

100 Motor Parkway, Suite 160 • Hauppauge, NY 11788 • 631.360.9300

www.bankofsmithtown.com

SMITHTOWN BANCORP

FORWARD- LOOKING STATEMENTS

Certain statements contained in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission, in press releases, and in oral and written statements made by us or with our approval that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of our plans, objectives and expectations or those of our management of Board of Directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as "believes," "anticipates," "expects," "intends," "targeted," "continue," "remain," "will," "should," "may," and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: local, regional, national and international economic conditions and the impact they may have on us and our customers and our assessment of that impact; changes in the level of non-performing assets and charge-offs; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve Board; inflation, interest rate, securities market and monetary fluctuations; political instability; acts of war or terrorism; the timely development and acceptance of new products and services and perceived overall value of these products and services by users; changes in consumer spending, borrowings and savings habits; changes in the financial performance and/or condition of our borrowers; technological changes; acquisitions and integration of acquired businesses; the ability to increase market share and control expenses; changes in the competitive environment among financial holding companies and other financial service providers; the quality and composition of our loan or investment portfolio; the effect of changes in laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) with which we and our subsidiaries must comply; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters; changes in our organization, compensation and benefit plans; the costs and effects of legal and regulatory developments, including the resolution of legal proceedings or regulatory or other governmental inquiries and the results of regulatory examinations or reviews; greater than expected costs or difficulties related to the opening of new branch offices or the integration of new products and lines of business, or both; and/or our success at managing the risk involved in the foregoing items.

Forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Dedicated. To You.

Agenda

- The “Financial Crisis” of 2008

SMITHTOWN BANCORP

Agenda

- The “Financial Crisis” of 2008
- SMTB 2008 Performance

Dedicated. To You.

SMITHTOWN BANCORP

Agenda

- The “Financial Crisis” of 2008
- SMTB 2008 Performance
- Growth, Capital, Earnings and Shareholder Value

Dedicated. To You.

SMITHTOWN BANCORP

Agenda

- The “Financial Crisis” of 2008
- SMTB 2008 Performance
- Growth, Capital, Earnings and Shareholder Value
- Stock Markets and SMTB shares in 2008

Dedicated. To You.

SMITHTOWN BANCORP

Agenda

- The "Financial Crisis" of 2008
- SMTB 2008 Performance
- Growth, Capital, Earnings and Shareholder Value
- Stock Markets and SMTB shares in 2008
- Q1 2009 SMTB Performance

Dedicated. To You.

SMITHTOWN BANCORP

Agenda

- The "Financial Crisis" of 2008
- SMTB 2008 Performance
- Growth, Capital, Earnings and Shareholder Value
- Stock Markets and SMTB shares in 2008
- Q1 2009 SMTB Performance
- Expectations for the Future

Dedicated. To You.

SMITHTOWN BANCORP

"Financial Crisis" of 2008

Dedicated. To You.

SMITHTOWN BANCORP

2008

Worst year for our nation's economy since the Great Depression of the 1930's

Dedicated. To You.

SMITHTOWN BANCORP

2008

Filled with

"jaw-dropping, historic events"

- WSJ 10/1/08 -

Dedicated. To You.

Countrywide Mortgage . . .

SMITHTOWN BANCORP

Countrywide Mortgage . . .

collapsed

Dedicated. To You.

Countrywide Mortgage . . .

collapsed

Countrywide Bank . . .

Countrywide Mortgage . . .

collapsed

Countrywide Bank . . .

"run"

SMITHTOWN BANCORP

2 of the nation's largest investment banks,

Bear Stearns and Lehman Brothers

Dedicated. To You.

2 of the nation's largest investment banks,

Bear Stearns and Lehman Brothers

Collapsed

SMITHTOWN BANCORP

Merrill Lynch

(over a single weekend)

sold itself to Bank of America

Dedicated. To You.

SMITHTOWN BANCORP

Fannie Mae and Freddie Mac,

2 largest "GSEs" (government-sponsored entities),

Dedicated. To You.

SMITHTOWN BANCORP

Fannie Mae and Freddie Mac,

2 largest "GSEs" (government-sponsored entities),

placed in government conservatorship.

Dedicated. To You.

SMITHTOWN BANCORP

Nation's largest insurance company

A.I.G.

Dedicated. To You.

Nation's largest insurance company

A.I.G.

U.S. Government assumed majority ownership

SMITHTOWN BANCORP

One of the nation's largest thrifts

Indy Mac ($32 billion)

Dedicated. To You.

One of the nation's largest thrifts

Indy Mac ($32 billion)

Failed

SMITHTOWN BANCORP

Then, the nation's largest thrift

Washington Mutual ($343 bil)

Dedicated. To You.

Then, the nation's largest thrift Washington Mutual ($343 bil)

Failed

SMITHTOWN BANCORP

148,000

retail stores closed

Dedicated. To You.

SMITHTOWN BANCORP

Store Closings

Ann Taylor	-	117 stores	Ciruit City	-	all stores
Disney	-	82 stores	Talbots	-	all stores
Footlocker	-	140 stores	Sharper Image	-	all stores
Home Depot	-	15 stores	Linen n Things	-	all stores
GAP	-	85 stores	Bombay	-	all stores
Zales	-	82 stores	Levitz	-	all stores

Dedicated. To You.

SMITHTOWN BANCORP

32 large retailers went bankrupt before Christmas!

SMITHTOWN BANCORP

32 large retailers

went bankrupt

before Christmas!

(e.g. KB Toys, closed 356 stores)

SMITHTOWN BANCORP

2008 Job Losses

2.7 million

Dedicated. To You.

SMITHTOWN BANCORP

2008 Job Losses

Since the recession began in December 2007, 5.1 million jobs have been lost, with 2/3 of those jobs (3.3 million) having been lost in the last 5 months.

Dedicated. To You.

SMITHTOWN BANCORP

Global Financial Crisis

For example . . .

French, British, Swiss and German banks

all had to be rescued by their governments.

Dedicated. To You.

SMITHTOWN BANCORP

2008

Clearly, the deepest and most widespread global economic downturn since the Great Depression of the 1930's.

Dedicated. To You.

SMITHTOWN BANCORP

Amid this "financial crisis" atmosphere . . .

Bank of Smithtown

•Not only **"weathered the storm"** and avoided the many negative impacts of these events,

But also . . .

•Turned some of these marketplace difficulties into **opportunities** for our Company.

Dedicated. To You.

SMITHTOWN BANCORP

2008

- Record earnings of **$15.7 million**

Dedicated. To You.

SMITHTOWN BANCORP

2008

- Record earnings of $15.7 million
- 14th consecutive year of record earnings

Dedicated. To You.

SMITHTOWN BANCORP

2008

- Record earnings of $15.7 million
- 14th consecutive year of record earnings
- 10% growth in earnings

Dedicated. To You.

SMITHTOWN BANCORP

2008

- Record earnings of $15.7 million
- 14th consecutive year of record earnings
- 10% growth in earnings
- EPS of **$1.55**

Dedicated. To You.

SMITHTOWN BANCORP

2008

- Record earnings of $15.7 million
- 14th consecutive year of record earnings
- 10% growth in earnings
- EPS of $1.55
- EPS growth of 5%

Dedicated. To You.

2008

ROE of 16.73%

(almost 3x avg ROE for competitors of 5.67%)

SMITHTOWN BANCORP

Deposit Growth 2008

$376 million

Dedicated. To You.

SMITHTOWN BANCORP

Deposit Growth 2008

$376 million

38%

Dedicated. To You.

SMITHTOWN BANCORP

Deposit Growth 2008

- opened 4 new branches
  (Greenvale, Nesconset, Garden City, Huntington)

Dedicated. To You.

SMITHTOWN BANCORP

Deposit Growth 2008

- opened 4 new branches
  (Greenvale, Nesconset, Garden City, Huntington)
- approx. half of deposit growth ($187 million)
  was in the new branches

Dedicated. To You.


BANK of SMITHTOWN

SMITHTOWN BANCORP

Huntington branch

- Opened mid-November 2008

Dedicated. To You.

SMITHTOWN BANCORP

Huntington branch

- Opened mid-November 2008
- By Dec. 31, 2008, $41 million in deposits

Dedicated. To You.

SMITHTOWN BANCORP

Huntington branch

- opened mid-November 2008
- By Dec. 31, 2008, $41 million in deposits
- By March 31, 2009, $102 million in deposits

$ 1 million per day

Dedicated. To You.

SMITHTOWN BANCORP

Loan Growth 2008

$705 million

Dedicated. To You.

SMITHTOWN BANCORP

Loan Growth 2008

$705 million

72%

Dedicated. To You.

SMITHTOWN BANCORP

Loan Growth 2008

- "conduit" market gone (Bear, Lehman)

SMITHTOWN BANCORP

Loan Growth 2008

- “conduit” market gone (Bear, Lehman)
- acquisitions by large, out-of-area banks

Dedicated. To You.

SMITHTOWN BANCORP

Loan Growth 2008

- "conduit" market gone (Bear, Lehman)
- acquisitions by large, out-of-area banks
- competitor difficulties constrained lending

Dedicated. To You.

SMITHTOWN BANCORP

2008 Summary

Double-digit earnings growth

38% deposit growth

72% loan growth

Dedicated. To You.

SMITHTOWN BANCORP

Relationships between Growth, Capital, Earnings and Shareholder Value

Dedicated. To You.

SMITHTOWN BANCORP

Almost all of what you hear on TV about "bank capital" is about replacing capital that has been depleted by huge losses.

Dedicated. To You.

SMITHTOWN BANCORP

Adding capital to support the growth of the Company.

Dedicated. To You.

SMITHTOWN BANCORP

Jan – Feb 2008

- expected approx. $1.2 million net income per month

Dedicated. To You.

SMITHTOWN BANCORP

Jan – Feb 2008

- expected approx. $1.2 million net income per month
- last week of January, Fed cut rates by 125 bps

SMITHTOWN BANCORP

Jan – Feb 2008

- expected approx. $1.2 million net income per month
- last week of January, Fed cut rates by 125 bps
- "Prime Rate" goes down 125 bp immediately

Dedicated. To You.

SMITHTOWN BANCORP

Jan – Feb 2008

- expected approx. $1.2 million net income per month
- last week of January, Fed cut rates by 125 bps
- "Prime Rate" goes down 125 bp immediately
- approx. $450 mil of prime-based loans

Dedicated. To You.

SMITHTOWN BANCORP

Jan – Feb 2008

- Fed rate cut, reduce Feb. net income by $300K

Dedicated. To You.

SMITHTOWN BANCORP

Jan – Feb 2008

- Fed rate cut, reduce Feb. net income by $300K
- $1,200 – 300 = $900K

Dedicated. To You.

SMITHTOWN BANCORP

Jan – Feb 2008

- Fed rate cut, reduce Feb. net income by $300K
- $1,200 – 300 = $900K
- But, Q1 loans increasing by $140 million

Dedicated. To You.

SMITHTOWN BANCORP

Jan – Feb 2008

- Fed rate cut, reduce Feb. net income by $300K
- $1,200 – 300 = $900K
- But, Q1 loans increasing by $140 million
- Growth adds back $230K

SMITHTOWN BANCORP

Jan – Feb 2008

- Fed rate cut, reduce Feb. net income by $300K
- $1,200 – 300 = $900K
- But, Q1 loans increasing by $140 million
- Growth adds back $230K
- $900 + 230 = $1,130K

Dedicated. To You.

SMITHTOWN BANCORP

Jan – Feb 2008

- Fed rate cut, reduce Feb. net income by $300K
- $1,200 – 300 = $900K
- But, Q1 loans increasing by $140 million
- Growth adds back $230K
- $900 + 230 = $1,130K
- In fact, Feb. 2008 net income was $1,151K

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2008

- If net income = $900K per mo., Q1 Net Income = $2.7 mil

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2008

- If net income = $900K per mo., Q1 Net Income = $2.7 mil
- If Q1 net income = $2.7 mil, EPS = $.28

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2008

- If net income = $900K per mo., Q1 Net Income = $2.7 mil
- If Q1 net income = $2.7 mil, EPS = $.28
- Instead, Q1 net income was $3.574 million

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2008

- If net income = $900K per mo., Q1 Net Income = $2.7 mil
- If Q1 net income = $2.7 mil, EPS = $.28
- Instead, Q1 net income was $3.574 million
- Instead, Q1 EPS was $.37

Dedicated. To You.

SMITHTOWN BANCORP

2008

Fed cut interest rates

7 times for a total of 400 bp

Using the growth

to generate income

to offset

otherwise diminished earnings.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

Approximately

$6 million of capital

required for every

$100 million of assets (loans).

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

$140 mil	Loan growth
x 6%	Capital req't
$8.4 mil	Capital

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

$3.574 million	Q1 Net Income
- .474 million	Cash dividend
$3.100 million	Retained Earnings

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

$8.4 million	Capital required for $140 mil growth
- 3.1 million	Retained earnings
$5.3 million	Capital shortfall

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

March 5, 2008

Issued $20 million trust preferred securities

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

September 30, 2008

Issued $27.5 million common equity

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

Different kinds of capital

- Preferred shares
- Trust preferred securities
- Subordinated debt
- Warrants
- Common equity

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

Different kinds of capital

- Preferred shares
- Trust preferred securities
- Subordinated debt
- Warrants
- Common equity

Each kind has different costs

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

$$\text{EPS} = \frac{\text{Earnings}}{\#\text{ of shares}}$$

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

$$\text{EPS} = \frac{\text{Earnings}}{\text{\# of shares}}$$

So, for TPS or subordinated debt …

Earnings decrease

# of shares constant

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

$$\text{EPS} = \frac{\text{Earnings}}{\text{\# of shares}}$$

For common equity …

# of shares increases

Earnings constant

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

Objective is

Meet all Regulatory Capital Requirements

and

Strike the proper balance

between different types of capital

to produce the lowest effective cost of capital.

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

The more fundamental choice in this economic environment …

Dedicated. To You.

SMITHTOWN BANCORP

Growth, Capital, Earnings and Shareholder Value

The more fundamental choice in this economic environment …

Growth

vs.

Significantly diminished earnings

Dedicated. To You.

SMITHTOWN BANCORP

Stock Markets and SMTB shares

in 2008

Dedicated. To You.

SMITHTOWN BANCORP

- Stock markets during 2008
- PIPE offering & discounted price
- Impact of economy & “sector” news

Dedicated. To You.

SMITHTOWN BANCORP

"Markets fall was worst in seven decades"

- USA Today 1/2/09 -

Dedicated. To You.

SMITHTOWN BANCORP

Stocks during 2008

All 3 major stock indexes "underwater" for all 253 trading days.

Dedicated. To You.

SMITHTOWN BANCORP

Stocks during 2008

Worst year for S & P 500 since 1937

Worst year for Dow since 1931

Dedicated. To You.

SMITHTOWN BANCORP

Stocks during 2008

	%
Dow	- 33.8

Dedicated. To You.

SMITHTOWN BANCORP

Stocks during 2008

	%
S & P 500	- 38.5
Dow	- 33.8

Dedicated. To You.

SMITHTOWN BANCORP

Stocks during 2008

	%
NASDAQ	- 40.5
S & P 500	- 38.5
Dow	- 33.8

Dedicated. To You.

SMITHTOWN BANCORP

Stocks during 2008

	%
NE Banks	- 45.0
NASDAQ	- 40.5
S & P 500	- 38.5
Dow	- 33.8

Dedicated. To You.

SMITHTOWN BANCORP

Stocks during 2008

	%
NE Banks	- 45.0
NASDAQ	- 40.5
S & P 500	- 38.5
Dow	- 33.8
SMTB	- 27.7

Dedicated. To You.

SMITHTOWN BANCORP

"PIPE" offering

September 30, 2008

Dedicated. To You.

SMITHTOWN BANCORP

"PIPE" offering

September 30, 2008

Private Issuance of Public Equity

Dedicated. To You.

SMITHTOWN BANCORP

“PIPE” offering

September 30, 2008

Raised $27.5 million in capital

Issued 1,965,000 common shares

$14 per share, 23% discount off 60-day moving average

Dedicated. To You.

SMITHTOWN BANCORP

PIPE offering

Advantage to Company:

- much faster than public offering
- much less expensive than public offering

Dedicated. To You.

SMITHTOWN BANCORP

PIPE offering

Advantage to Company:

- much faster than public offering
- much less expensive than public offering

Disadvantage to Investors:

- "Locked out" of trading for approx. 60 days
- Risk of price volatility

Dedicated. To You.

SMITHTOWN BANCORP

PIPE offering

September 30, 2008

Most volatile period for U.S. stock markets in our nation's history.

Dedicated. To You.

SMITHTOWN BANCORP

PIPE offering

September 30, 2008

Date		Dow
Sept. 29	↓	777 pts *

Dedicated. To You.

SMITHTOWN BANCORP

PIPE offering

September 30, 2008

Date		Dow
Sept. 29	↓	777 pts *
Sept. 30	↑	530 pts

SMITHTOWN BANCORP

PIPE offering

September 30, 2008

Date		Dow
Sept. 29	↓	777 pts *
Sept. 30	↑	530 pts
Oct. 9	↓	679 pts

Dedicated. To You.

PIPE offering

September 30, 2008

Date		Dow
Sept. 29	↓	777 pts *
Sept. 30	↑	530 pts
Oct. 9	↓	679 pts
Oct. 13	↑	936 pts *

SMITHTOWN BANCORP

PIPE offering

September 30, 2008

Date		Dow
Sept. 29	↓	777 pts *
Sept. 30	↑	530 pts
Oct. 9	↓	679 pts
Oct. 13	↑	936 pts *
Oct. 15	↓	733 pts

Dedicated. To You.

SMITHTOWN BANCORP

PIPE offering

September 30, 2008

Date		Dow
Sept. 29	↓	777 pts *
Sept. 30	↑	530 pts
Oct. 9	↓	679 pts
Oct. 13	↑	936 pts *
Oct. 15	↓	733 pts
Oct. 16	↑	401 pts

Dedicated. To You.

PIPE offering

September 30, 2008

SMTB closes @ $22.50 (↑$2.73, ↑14%)

SMITHTOWN BANCORP

PIPE offering

September 30, 2008

SMTB closes @ $22.50 (↑$2.73, ↑14%)

- Discount in reasonable range

Dedicated. To You.

SMITHTOWN BANCORP

PIPE offering

September 30, 2008

SMTB closes @ $22.50 (↑$2.73, ↑14%)

- Discount in reasonable range
- Vote of confidence for Company's ability to raise capital amid one of the worst economic periods in our Nation's history

Dedicated. To You.

SMITHTOWN BANCORP

2008-09 SMTB stock price

Impact of

Company performance

vs.

Bad economic news

and

"Financial Sector" news

Dedicated. To You.

SMITHTOWN BANCORP

January 20, 2009

- Bad news about State Street Bank

Dedicated. To You.

SMITHTOWN BANCORP

January 20, 2009

- Bad news about State Street Bank
- Bad news about U.K. banks, and likelihood of nationalization

Dedicated. To You.

SMITHTOWN BANCORP

January 20, 2009

- Bad news about State Street Bank
- Bad news about U.K. banks, and likelihood of nationalization
- Speculation that U.K. itself may go bankrupt

Dedicated. To You.

SMITHTOWN BANCORP

January 20, 2009

- Bad news about State Street Bank
- Bad news about U.K. banks, and likelihood of nationalization
- Speculation that U.K. itself may go bankrupt
- Speculation that "Euro" currency might not survive

Dedicated. To You.

January 20, 2009

- Bad news about State Street Bank
- Bad news about U.K. banks, and likelihood of nationalization
- Speculation that U.K. itself may go bankrupt
- Speculation that "Euro" currency might not survive

Financial sector ETF down 17%, matching worst day ever

SMITHTOWN BANCORP

January 20, 2009

- Bad news about State Street Bank
- Bad news about U.K. banks, and likelihood of nationalization
- Speculation that U.K. itself may go bankrupt
- Speculation that "Euro" currency might not survive

Financial sector ETF down 17%, matching worst day ever

SMTB down 6%, from $13.82 to $13.00

Dedicated. To You.

SMITHTOWN BANCORP

February 27, 2009

- Steeper decline in Q4 GDP than previously estimated

Dedicated. To You.

SMITHTOWN BANCORP

February 27, 2009

- Steeper decline in Q4 GDP than previously estimated
- U.S. Gov't will acquire 36% stake in Citigroup

Dedicated. To You.

February 27, 2009

- Steeper decline in Q4 GDP than previously estimated
- U.S. Gov't will acquire 36% stake in Citigroup

During 1st ½ hour of trading, SNL Bank Index down 6%

SMITHTOWN BANCORP

February 27, 2009

- Steeper decline in Q4 GDP than previously estimated
- U.S. Gov't will acquire 36% stake in Citigroup

During 1st ½ hour of trading, SNL Bank Index down 6%

SMTB down 6%, from $11.94 to $11.18

Dedicated. To You.

SMITHTOWN BANCORP

March 2-3, 2009

- As the media constantly featured these 2 items of bad economic news, together with the accompanying decline in bank stocks, over the next 2 business days …

SMITHTOWN BANCORP

March 2-3, 2009

- As the media constantly featured these 2 items of bad economic news, together with the accompanying decline in bank stocks, over the next 2 business days …

SMTB down to $10.08, 15.6% in 3 days.

Dedicated. To You.

March 2-3, 2009

- As the media constantly featured these 2 items of bad economic news, together with the accompanying decline in bank stocks, over the next 2 business days …

SMTB down to $10.08, 15.6% in 3 days.

ALL WITH NO BAD NEWS AT ALL ABOUT BANK OF SMITHTOWN

SMITHTOWN BANCORP

Stock markets and SMTB shares

Disproportionate Impact of

Bad economic news

and

"Financial Sector" news

vs.

Company performance

Dedicated. To You.

SMITHTOWN BANCORP

SMTB book value has increased …

6-30-08	$ 8.76
3-31-09	$10.34

Dedicated. To You.

SMITHTOWN BANCORP

SMTB book value has increased …

6-30-08	$ 8.76
3-31-09	$10.34

18% increase

While many public company bank and thrift stocks are trading **below book value** …

SMITHTOWN BANCORP

While many public company bank and thrift stocks are trading below book value …

SMTB, Monday, at $13.46, 130% of bv

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2009 SMTB Performance

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2009

Assets reach $2.2 billion

Largest independent commercial bank headquartered on Long Island

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2009

Net income up 1%

EPS down 16%

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2009

	EPSΔ%
Community Bank System	-11
Chemung Financial	-20
Suffolk County National	-25
Flushing Financial	-26
Wilber National	-29
Peapack Gladstone	-34
Trustco Bancorp	-39
Financial Institutions	-39
Harleysville National	-52
Astoria Federal	-69
M & T Bank	-73
Signature Bank	-79
Fulton Financial	-79

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2009

Loan Growth

$134 million

up 8%

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2009

Deposit Growth

$303 million

up 22%

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2009

Deposit Growth

$134 million from 6 new branches

Dedicated. To You.

SMITHTOWN BANCORP

Q1 2009

New branches

Port Jefferson

NYC (Chelsea)

Dedicated. To You.

Expectations for the Future

Two ways for a bank to grow long-term shareholder value:

Two ways for a bank to grow long-term shareholder value:

- grow earnings

SMITHTOWN BANCORP

Two ways for a bank to grow long-term shareholder value:

- grow earnings
- grow core deposits

Dedicated. To You.

Our prospects for continuing to do both over the long-term are excellent.

SMITHTOWN BANCORP

Continuing negative effects of

bad economic conditions

- higher than usual FDIC insurance costs
- higher than usual number of slow-paying and non-paying borrowers
- uncertain Congressional and regulatory actions in response to changing economic conditions and political pressures

Dedicated. To You.

SMITHTOWN BANCORP

Earnings

The many negative impacts caused by the bad economy continue to be mitigated by increases in income from growth in deposits & loans.

Dedicated. To You.

SMITHTOWN BANCORP

Core Deposit Growth

- 11 new branch projects currently in development
- Expect 6-8 of those to open this year

Dedicated. To You.

SMITHTOWN BANCORP

Core Deposit Growth

While we do not expect Q1 pace to continue …

- existing branches
- 6 newest branches
- branches to open in future

Dedicated. To You.

SMITHTOWN BANCORP

When will we return to a more "normal" economic environment?

Dedicated. To You.

SMITHTOWN BANCORP

As the "financial crisis" draws to a close …

- more deposits
- more loans
- more branches
- more customers
- more market share
- more future branch sites in development

than we have ever had before.

Dedicated. To You.

SMITHTOWN BANCORP

We will have used the "financial crisis" to take advantage of opportunities that will enable us to continue to build the kind of long-term shareholder value that our Company has been known for, for many years.

Dedicated. To You.

SMITHTOWN BANCORP

Dedicated. To You.

ANNUAL MEETING OF SHAREHOLDERS

Smithtown Sheraton

May 7, 2009

Smithtown Bancorp

100 Motor Parkway, Suite 160 • Hauppauge, NY 11788 • 631.360.9300

www.bankofsmithtown.com